EXHIBIT 99.1 Exhibit 99.1 SCOTT LIQUID GOLD INC APRIL 2019 01 SLG

FORWARD-LOOKING STATEMENTS This investor presentation and related communications should be read in conjunction with the financial statements, notes and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, our “SEC Filings”). This investor presentation contains “forward-looking statements” within the meaning of U.S. federal securities laws. All statements, other than statements of historical facts, included in this document that address activities, events, or developments with respect to our financial condition, results of operations, or economic performance that we expect, believe, or anticipate will or may occur in the future, or that address plans and objectives of management for future operations, are forward-looking statements. You can typically identify forward-looking statements by the use of words, such as “may,” “could,” “should,” “assume,” “project,” “believe,” “anticipate,” "expect,” “estimate,” “potential,” “plan,” and other similar words. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our SEC filings. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You should consult further disclosures that we may make in any subsequent SEC filings. 02 SLG

SCOTT’S LIQUID GOLD AMERICAN PRIDE + INNOVATION AT WORK FOR OVER 67 YEARS 03 SLG

INVESTMENT THESIS SCOTT’S LIQUID GOLD - GREAT BRANDS, INNOVATION & CUSTOMER SERVICE ICONIC, LASTING BRANDS LONG-TERM RECORD OF SUCCESS PRODUCT INNOVATION Scott’s Liquid Gold Alpha Skin Care ACQUISITIONS Prell & Denorex acquisition brand reinvigoration PRUDENT FINANCIAL STRATEGY strong cash flows efficient leverage use COMMITMENT TO GROW CASH FLOW THROUGH ITS STRENGTHS SLGD uplist opportunity REVITALIZED MANAGEMENT TEAM DISTRIBUTION launch & positioning of Batiste and 7th Heaven in US 04 SLG

SCOTT'S LIQUID GOLD HISTORY

1951


Scott's
LIQUID GOLD

Scott's founded. Its flagship product has cleaned and protected wood for decades

1970

Scott's goes national


Scott's
LIQUID GOLD
WOOD PANELLING
WOOD CABINETS

1980


Touch of Scent

Scott's releases Touch of Scent and becomes a fixture in millions of homes

1992


alpha hydrox

Scott's founds Neoteric Cosmetics with Alpha Hydrox products – anti-aging skin care

2000


7th Heaven
BLACK SEAWEED
PEEL-OFF

Neoteric becomes exclusive distributor of 7th Heaven face masks

2001


Diabetic
Advanced Healing
Diabetic
Advanced Healing

Neoteric Diabetic US Skin Care introduced to provide effective relief for Diabetics

2010


Batiste

Neoteric becomes exclusive North American distributor for Batiste Dry Shampoo, successfully establishing dry shampoo in North America

2014

Scott's launches Floor Restore, a quick and easy way to renew and protect hardwood floors


Liquid Gold
QUICK & EASY
FLOOR RESTORE

2016


Prell
Denorex

Neoteric acquires and revitalizes the Prell and Denorex brands

2019

Scott's refreshes and brings its flagship brand into a new millenium


Liquid Gold
WOOD CARE

05

SLG

SCOTT'S LIQUID GOLD FAMILY OF BRANDS 06 SLG

GREAT DISTRIBUTION+ CUSTOMERS OUR PROVEN CAPABILITIES DELIVERING TO MASS, FOOD AND SPECIALTY RETAIL BUSINESSES OF ALL SIZE HAVE ALLOWED SCOTT’S TO BUILD STRONG PARTNERSHIPS WITH OUR CUSTOMERS ULTA BEAUTY Walmart amazon LOWE'S KROGER DOLLAR GENERAL 07 H-E-B ACE Hardware NORDSTORM Albertsons SAFEWAY URBAN OUTFITTERS Publix HOME DEPOT CVS meijer Walgreens ShopRite KOHL'S SLG

SCOTT'S STRATEGY ORGANIC GROWTH NEW PRODUCT INTRODUCTION DISCIPLINED M&A DISTRIBUTION OPPORTUNITIES 08 SLG

ORGANIC GROWTH FURTHER PENETRATION IN CURRENT MARKETS new and existing US customers international - China & Canada, select other geographies 09 e-commerce SLG

NEW PRODUCT INTRODUCTION Neoteric Body Wash for international market further line extensions for our iconic brands SLG 10

DISCIPLINED M+A APPROACH replicate Prell & Denorex success attractive purchase multiples leverage SLG’s marketing, sales and distribution strengths SLG 11

DISTRIBUTION OPPORTUNITIES lever North American distribution capabilities CHARCOAMIHNK GUAVA PEEL-OFF 1 lon-e SLG 12

NEW LEADERSHIP NEW EXECUTIVE TEAM MEMBERS PAIRING WITH DEEP INDUSTRY EXPERIENCE MARK GOLDSTEIN CEO KEVIN PAPRZYCKI CFO MICHAEL HYMAN VP SALES BARBARA TRAVIS VP CREATIVE & MARKETING TYLER TROSTEL VP OPERATIONS SIGNIFICANT LEADERSHIP EXPERIENCE ADDED TO SLG: CAPITAL MARKETS, INVESTOR RELATIONS, RETAIL & DISTRIBUTION RELATIONSHIPS, PRODUCT LAUNCH, CREATIVE, ADVERTISING, OPERATIONS AND SUPPLY CHAIN 13 SLG

SCOTT’S FINANCIALS 2018 NET SALES $37.1M BY THE NUMBERS 2018 OPERATING CASH FLOW $3.1M MARKET CAP SLGD $33.5M CASH & EQUIVALENTS $6.2M YEARS IN BUSINESS 65+ 14 SLG

SCOTT’S FINANCIALS A HISTORY OF GROWTH NET SALES (in millions) 15 SLG

SCOTT’S FINANCIALS MAINTAINED SOLID MARGIN PERFORMANCE WITH STRONG BRANDS GROSS MARGIN 16 SLG

SCOTT’S FINANCIALS FOCUSED ON GROWING FREE CASH FLOW OPERATING CASH FLOW Included repayment of secured line of credit as operating cash flow 17 SLG

INVESTMENT THESIS SCOTT’S LIQUID GOLD - GREAT BRANDS, INNOVATION & CUSTOMER SERVICE ICONIC, LASTING BRANDS LONG-TERM RECORD OF SUCCESS PRODUCT INNOVATION Scott’s Liquid Gold Alpha Skin Care ACQUISITIONS Prell & Denorex acquisition brand reinvigoration PRUDENT FINANCIAL STRATEGY strong cash flows efficient leverage use COMMITMENT TO GROW CASH FLOW THROUGH ITS STRENGTHS SLGD uplist opportunity REVITALIZED MANAGEMENT TEAM DISTRIBUTION launch & positioning of Batiste and 7th Heaven in US 18 SLG

THANK YOU 19 SLG

SCOTT LIQUID GOLD INC APRIL 2019 SLG